                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 13, 1999 (May 10, 1999)
                                                -----------------------------


                      HEALTHCARE FINANCIAL PARTNERS, INC.
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              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     0-21425                 58-1844418
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(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)             Identification No.)


2 WISCONSIN CIRCLE, FOURTH FLOOR, CHEVY CHASE, MARYLAND            20815
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:    (301) 961-1640
                                                       --------------


                                   NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.
           -------------

  On April 19, 1999, HealthCare Financial Partners, Inc. ("HFP") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Heller Financial, Inc. ("Heller") and its wholly-owned subsidiary, HF5, Inc. ("Subsidiary"). The Merger Agreement provides for the acquisition of HFP by Heller pursuant to the merger of HFP with and into Subsidiary. A copy of the Merger Agreement has been filed as Exhibit 99.1 to HFP's Current Report on Form 8-K dated April 23, 1999.

  On May 10, 1999, HFP, Heller and Subsidiary amended the Merger Agreement as of April 19, 1999 to clarify provisions in the Merger Agreement.

  A copy of the amendment to the Merger Agreement is attached hereto as Exhibit
                                                                        -------
99.1 and is incorporated by reference herein. The foregoing discussion does not
----
purport to be complete and is qualified in its entirety by reference to the amendment to the Merger Agreement.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

  (c)  Exhibits
       --------

         99.1 Amendment to the Agreement and Plan of Merger, dated as of April 19, 1999, by and among HealthCare Financial Partners, Inc., Heller Financial, Inc. and HF5, Inc.

                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEALTHCARE FINANCIAL PARTNERS, INC.



Date:  May 12, 1999           By:   /s/ Edward P. Nordberg, Jr.
                                    ---------------------------
                                    Edward P. Nordberg, Jr.
                                    Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
 99.1 Amendment to the Agreement and Plan of Merger, dated as of April 19, 1999, by and among HealthCare Financial Partners, Inc., Heller Financial, Inc. and HF5, Inc.